UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                 October 18, 2007

    HARLEYSVILLE NATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

                Pennsylvania                                 0 -15237                                      23-2210237
(State or other jurisdiction             (Commission File Number)                 (IRS Employer
of incorporation)                                                                                                    Identification No.)

 483 Main Street, Harleysville, PA                                                              19438
   (Address of principal executive offices)                                                              (Zip Code)

       215-256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

Item 2.02                      Results of Operations and Financial Condition

This Amendment to the Form 8-K filed on October 18, 2007 is being re-filed to include the legend at the end of this section, which was omitted at time of filing.  This filing is pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

Harleysville National Corporation has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Harleysville has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Harleysville will arrange to send you the prospectus if you request it by calling toll-free 1-800-423-3955, Extension 62305.  You may also request these documents by e-mail addressed to Harleysville at lchemnitz@hncbank.  These documents are also available by accessing Harleysville’s website at http://www.hncbank.com and clicking “Investor Information,” then clicking “Documents,” and clicking the most recent Registration Statement under “Other Filings.”

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the quarter ending September 30, 2007.  On October 18, 2007, Harleysville National Corporation issued a press release titled “Harleysville National Corporation Reports Third Quarter Earnings of $7.2 Million,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated October 18, 2007 titled “Harleysville National Corporation Reports Third Quarter Earnings of $7.2 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            HARLEYSVILLE NATIONAL CORPORATION

Dated: October 18, 2007                                                   /s/ George S. Rapp
              George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

            Page

Exhibit 99.1	Press Release, dated October 18, 2007, of Harleysville National Corporation (filed pursuant to Item 2.02 hereof). 5